UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 4, 2013 (January 29, 2013)

Competitive Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8696	36-2664428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 Kings Highway East, Fairfield, Connecticut	06824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:	(203) 368-6044

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Certain Officers or Directors; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On January 29, 2013 the Board of Directors of Competitive Technologies, Inc. (the “Company”) appointed Carl O’Connell to the Board of Directors.

On January 29, 2013, Richard D. Hornidge, Jr. resigned as a director of the Company.  The Company has provided Mr. Hornidge with a copy of this disclosure and given Mr. Hornidge an opportunity to comment on it, and Mr. Hornidge has declined to do so.  Any correspondence provided by Mr. Hornidge to the Company with respect to this disclosure will be filed via amendment hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE TECHNOLOGIES, INC.

(Registrant)

Dated: February 4, 2013

By:  \s\ Carl O’Connell

Carl O’Connell

Chief Executive Officer